UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                FORM 8-K/A

                              CURRENT REPORT
                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



             Date of Report (Date of Earliest Event Reported):
                     May 12, 2011 (February 10, 2011)



                              LANDAUER, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)



                                 Delaware
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



             1-9788                               06-1218089
     ------------------------        ------------------------------------
     (Commission File Number)        (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois                  60425
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(Address of Principal Executive Offices)          (Zip Code)



                              (708) 755-7000
           ----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)



                              Not Applicable
       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))

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                             EXPLANATORY NOTE

      On February 15, 2011, Landauer, Inc. (the "Company") filed a Current Report on Form 8-K under Item 5.07 to report the results of its Annual Meeting of Stockholders held on February 10, 2011 (the "Annual Meeting"). The Company is filing this amendment to that Form 8-K to disclose the Company's decision, in light of the vote at the Annual Meeting, regarding how frequently the Company will conduct a stockholder non-binding advisory vote on the compensation of the Company's named executive officers.


Item 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      The Company's stockholders voted, at the Company's Annual Meeting, on a non-binding advisory basis, to hold a non-binding advisory vote on the compensation of the Company's named executive officers on an annual basis.

      In light of the stockholders' voting results, the Company's Board of Directors determined, at its meeting on May 12, 2011, that the Company will hold future stockholder non-binding advisory votes on executive compensation on an annual basis until the next required non-binding advisory vote on the frequency of such votes on executive compensation.
The next required stockholder non-binding advisory vote regarding the frequency interval will be held in six years at the Company's 2017 Annual Meeting of Stockholders.













































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                                 SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAUER, INC.


Dated:  May 17, 2011                /s/ Jonathon M. Singer
                                    --------------------------------------
                                    Jonathon M. Singer
                                    Senior Vice President, Secretary,
                                    Treasurer, and Chief Financial Officer
                                    (Principal Financial and
                                    Accounting Officer)





















































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